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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 1, 2006
                               (August 28, 2006)

                               AUTOCAM CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                      333-119215              38-2790152
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

           4436 BROADMOOR AVENUE SOUTHEAST, KENTWOOD, MICHIGAN, 49512
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (616) 698-0707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 28, 2006, Autocam Corporation (the "Registrant") appointed Mr. Kenichi Hori as a director, effective immediately. Mr. Hori fills the vacant position previously held by Mr. Tsutomu (Tom) Yoshida who resigned as a director of the Registrant effective March 31, 2006.

Mr. Hori is the Senior Vice President and General Manager of the Financial Markets Business Division of Mitsui & Company (U.S.A.), Inc. and has served in that capacity since March 2006. From April 2005 through February 2006, Mr. Hori served as Deputy General Manager of Corporate Development for Mitsui & Co. (Tokyo), Ltd. From October 2003 through March 2005, he served as General Manager of Principal Investments for Mitsui & Co. (Tokyo), Ltd. From October 2001 through September 2003, he served as General Manager of the Private Equity Department of Mitsui & Co. (Tokyo), Ltd. Mr. Hori earned a Bachelor of Arts in Economics from Keio University and a Masters in Business Administration from the University of Chicago.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Autocam Corporation

                               By: /s/ John C. Kennedy
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                                   Name: John C. Kennedy
                                   Title: President and Chief Executive Officer

Dated:  September 1, 2006